UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2012

VERSAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center Springfield, Virginia 22151
(Address of principal executive offices)
(Zip Code)

(703) 750-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 29, 2012, Versar Inc. (the “Company”) was awarded the Afghanistan Personal Services Contract for the U.S. Army Corps of Engineers (the “AED Contract”). The AED Contract is a single-award, indefinite-delivery/indefinite-quantity contract with a base period of one year, three option years and one six-month extension, for a total possible period of performance of four and-one half years. The AED Contract has a maximum total capacity of $170,000,000 and a maximum annual capacity of $42,500,000. The Company has been awarded two initial task orders under the AED Contract, with a total funded value of approximately $16,000,000.

The Company plans to issue a press release providing further details regarding the award of the AED Contract.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 1, 2012	VERSAR, INC.

	By:	/s/ Joshua J. Izenberg
Joshua J. Izenberg
Senior Vice President and General Counsel

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